THE MUNDER FUNDS

Munder Series Trust

Munder International Fund—Core Equity

Munder International Small-Mid Cap Fund

(collectively, “Funds”)

STATEMENT OF ADDITIONAL INFORMATION

Dated August 16, 2007

This Statement of Additional Information (“SAI”), which has been filed with the Securities and Exchange Commission (“SEC”), provides supplementary information pertaining to all classes of shares representing interests in each of the investment portfolios listed above (“Funds”). The investment advisor for the Funds is Munder Capital Management (“MCM” or “Advisor”). This SAI is not a prospectus, and should be read only in conjunction with the relevant prospectus for the Funds (each a “Prospectus”). The Prospectus for the Munder International Fund - Core Equity Fund is dated August 15, 2007 and the Prospectus for the Munder International Small Mid-Cap Fund is dated August 16, 2007. A copy of the Prospectuses may be obtained free of charge through Funds Distributor, Inc. (“Distributor”), or by calling the Funds at (800) 438-5789.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

No person has been authorized to give any information or to make any representations not contained in this SAI or in each Prospectus in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or the Distributor. The Prospectuses do not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

FUND HISTORY AND GENERAL INFORMATION

This SAI describes Munder International Fund - Core Equity and Munder International Small-Mid Cap Fund, each a series of Munder Series Trust (“MST”). MST is an open-end management investment company that, together with the series of Munder Series Trust II (“MST II”) and The Munder @Vantage Fund (“@Vantage”) (information for which is not provided in this SAI), make up The Munder Funds family of mutual funds (the “Munder Funds”). MST was organized as a Delaware statutory trust on January 31, 2003. Each of the Funds is a diversified mutual fund.

As stated in each Prospectus, the investment advisor of each Fund is Munder Capital Management, a Delaware general partnership. As of the date of this SAI, the partners of the Advisor are Munder Capital Holdings, LLC, which owns approximately 99.5% of the Advisor, and Munder Capital Holdings II, LLC, which owns approximately 0.5% of the Advisor. As of June 30, 2007, the ownership of Munder Capital Management is comprised as follows: Munder Capital employees hold partnership units representing 20.3% of the firm’s value with an opportunity to increase their interest to over 30% (or approximately 35% of the outstanding voting power) within the next five years; Crestview Partners GP, L.P. and its affiliates hold units representing 67.1% of the firm’s value; and other minority-interest investors hold units totaling 12.6% of the value.

Capitalized terms used in this SAI and not otherwise defined have the same meanings as are given to them in each Prospectus.

FUND INVESTMENTS

The following supplements the information contained in each Prospectus concerning the investment objectives and policies of each of the Funds. Each Fund’s investment objective or goal is a non-fundamental policy and may be changed without the authorization of the holders of a majority of the Fund’s outstanding shares. All other investment policies, unless specifically designated as fundamental, are non-fundamental policies and may be changed by the Boards of Trustees (“Board”) without the authorization of the Fund’s shareholders. Certain of the Funds’ investment strategies to invest in a specific type of investment implied by the Funds’ names may not be changed without 60 days’ prior notice to shareholders. There can be no assurance that either Fund will achieve its objective or goal.

A description of the applicable credit ratings is set forth in Appendix A to this SAI.

Bank Obligations. Both Funds may purchase U.S. dollar-denominated bank obligations, including certificates of deposit, bankers’ acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. The Funds will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured. Investments by a Fund in (i) obligations of domestic banks and (ii) obligations of foreign banks and foreign branches of domestic banks each will not exceed 25% of the Fund’s total assets at the time of investment.

Non-domestic bank obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee

Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States. Although a Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only when the Advisor deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.

Borrowing. Each Fund is authorized to borrow money as permitted under the Investment Company Act of 1940, as amended (“1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Borrowing may be unsecured. The 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer, as collateral, securities owned by the Fund.

Commercial Paper. Each Fund may invest in commercial paper, including tax-exempt commercial paper (i.e., short term promissory notes issued by corporations). Each Fund may invest in commercial paper of issuers rated, at the time of purchase, in one of the two highest rating categories by at least one nationally-recognized statistical rating organization (“NRSRO”), such as Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service, Inc., a division of McGraw-Hill Companies, Inc. (“S&P®”) or Fitch Ratings, Inc. (“Fitch”). To the extent that the ratings accorded by NRSROs may change as a result of changes in their rating systems, the Funds will attempt to use comparable ratings as standards for its investments, in accordance with the investment policies contained herein. Where necessary to ensure that an instrument meets, or is of comparable quality to, a Fund’s rating criteria, the Fund may require that the issuer’s obligation to pay the principal of, and the interest on, the instrument be backed by insurance or by an unconditional bank letter or line of credit, guarantee, or commitment to lend. In addition, each of the Funds may acquire commercial paper and corporate bonds of issuers that are not rated but are determined by the Advisor at the time of purchase to be of comparable quality to instruments of issuers that may be acquired by such Fund as previously described.

Depositary Receipts and New York Registered Shares. Depositary receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. Generally, investors may pay a fee to convert depositary receipts to the home-market shares.

To the extent a Fund may invest in foreign securities (see below), it may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Holding Company Depositary Receipts (“HOLDRs”), New York Registered Shares (“NYRs”) or American Depositary Shares (“ADSs”). ADRs are traded in U.S. dollars on U.S. exchanges or over-the-counter, are typically issued by a U.S. bank or trust company, and evidence ownership of underlying foreign securities. Certain institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States. HOLDRs trade on the American Stock Exchange and are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market. ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer’s home country. (An ADS is the actual share trading, while an ADR represents a bundle of ADSs.) Investments in these types of securities involve similar risks to investments in foreign securities.

Generally, foreign security depositary receipts in registered form are designed for use in the U.S. securities market and foreign security depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts in which each of the Funds may invest are typically denominated in U.S. dollars, but may be denominated in other currencies. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts evidencing ownership of a foreign corporation also involve the risks of other investments in foreign securities. For purposes of each of the Fund’s investment policies, a Fund’s investments in depositary receipts will be deemed to be investments in the underlying securities.

Unlike depositary receipts of foreign companies, NYRs are not receipts backed by the home market security, but represent dollar-denominated direct claims on the issuing company’s capital. Investment in NYRs, therefore, involves similar risks to investing directly in other types of foreign securities. Like depositary receipts, however, investors may pay a fee to convert to the home-market shares.

Exchange Traded Funds (“ETFs”). ETFs are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. (See also the description of Investment Company Securities).

Foreign Securities. Each Fund will invest in securities of issuers located in at least three countries other than the United States.

Income and gains on foreign securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less trading volume than the New York Stock Exchange (“NYSE”) and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and less regulation of stock exchanges, brokers, and listed companies than in the United States. Such concerns are particularly heightened in emerging market countries and Eastern European countries.

Investments in companies in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, in some cases, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries.

Investments in emerging market countries may involve risks of nationalization, expropriation and confiscatory taxation. The governments of a number of emerging market countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in most emerging market countries. Finally, even though certain emerging market currencies may be convertible into United States dollars, the conversion rates may be artificial rather than reflecting their actual market values and may be adverse to a Fund.

In connection with the purchase or sale of securities denominated in foreign currencies, the Advisor endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Advisor will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund’s investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency, each Fund is authorized, but is not required, to enter into forward foreign currency exchange contracts (“forward currency contracts”) and spot currency contracts (“spot contracts”). Other currency transactions include currency futures, options on currencies, and currency swaps. Forward currency contracts involve a privately negotiated obligation to purchase or sell (with delivery generally required) a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Neither forward currency contracts nor spot contracts eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of currency exchange for a future point in time or purchase currency at a particular point in time. Spot contracts involve the purchase of foreign currency at the current rate, typically in an effort to facilitate transactions in foreign securities. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap as described in this SAI.

A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Advisor.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

When the Advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may, but is not obligated to, enter into a forward currency contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the obligations held by a Fund create a short position in a foreign currency, a Fund may enter into a forward currency contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. In addition, while forward currency contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains that might result from changes in the value of such currency. A Fund will also incur costs in connection with forward currency contracts and conversions of foreign currencies and U.S. dollars.

When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

At the maturity of a forward currency contract to sell a currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward currency contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, the Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Fund retains the portfolio security and engages in offsetting transactions, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund’s entering into a forward currency contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Cash or liquid securities equal to the amount of a Fund’s assets that could be required to consummate forward currency contracts will be designated on the records of the Fund’s custodian except to the extent the contracts are otherwise “covered.” For the purpose of determining the adequacy of the securities so designated, the designated securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be designated daily so that the value of the designated securities will equal the amount of such commitments by the Fund. A forward currency contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward currency contract (or call option) permitting a Fund to buy the same currency at a price no higher than a Fund’s price to sell the currency. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or put option) permitting a Fund to sell the same currency at a price as high as or higher than the Fund’s price to buy the currency.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund’s securities denominated in correlated currencies. For example, if the Advisor considers that the Canadian dollar is correlated to the Australian dollar, the Fund holds securities denominated in Canadian dollars and the Advisor believes that the value of the Canadian dollar will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell Australian dollars and buy U.S. dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will designate liquid, high-grade assets on the books of the Fund’s custodian to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying currency.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close to positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Transactions and Related Options. The Funds may enter into certain futures transactions and options on futures contracts.

Futures Contracts. The Funds may purchase and sell futures contracts on securities, including those based upon indices of foreign securities. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. The following provides a detailed description of the use of such futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would creates an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities. Closing out a futures contract sale is effected by the Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

The Funds may engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. However in the event of an increase in the market value of the portfolio securities, including the portfolio security being protected, the benefit of this increase would be reduced by the loss realized on closing out the futures contract sale. If interest rate levels did not change, the Fund might incur a loss (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

The Funds may also engage in an interest rate futures contract purchase when they are not fully invested in long-term bonds but wish to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund’s basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase. If short-term rates at the same time fall, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. In this case, the benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase. If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Funds presently could accomplish a similar result which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

Margin Payments. Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

Risks of Transactions in Futures Contracts. There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Advisor. Conversely, the Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Advisor. It is also possible that, when a Fund sells futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline.

Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.

With respect to futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by setting aside liquid assets equal to the contract’s full, notional value. With respect to futures that are contractually required to “cash-settle,” however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled forward or futures the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.

Successful use of futures to hedge portfolio securities protects against adverse market movements but also reduces potential gain. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

Investments in futures options involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

Illiquid Securities. Each of the Funds may invest up to 15% of the value of its net assets (determined at time of acquisition) in securities that are illiquid. If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities within a time frame deemed to be in the best interest of the Fund.

Illiquid securities generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities that are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (“1933 Act”). This includes restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act (“Rule 144A securities”) and commercial obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) paper”).

Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund’s limitation on investment in illiquid securities. The Advisor will determine the liquidity of such investments pursuant to guidelines established by the Board. It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

Investment Company Securities. Each of the Funds may invest in securities issued by other investment companies. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations. Except as described in the following paragraph, each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. These limitations do not apply to investments in investment companies through a master-feeder type arrangement. In addition, to the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Advisor or otherwise affiliated with the Advisor, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund.

Each of the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which their shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include: SPDRs®, Select Sector SPDRs®, DIAMONDSSM, NASDAQ 100 Shares and iShares. Pursuant to an order issued by the SEC to the iShares Trust, et. al. (“SEC Order”), and procedures approved by the Board, each Fund may, although none presently intend to, invest in iShares ETFs in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its Prospectus and otherwise complies with the conditions of the SEC Order, as it may be amended, and any other applicable investment limitations.

Lending of Portfolio Securities. To enhance the return on its portfolio, each Fund may lend up to 33 1/3% of its total assets to securities firms and financial institutions. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. government securities. Depending on the type of securities loaned, the Fund will receive initial collateral valued at 102%, 102.5% or 105% of the market value of the loaned securities. The value of the collateral will be monitored on a daily basis, and the borrower of the securities will be required to maintain the market value of the collateral at not less than a percentage (in the range of 100% to 105%, depending on the type of securities loaned) of the market value of the loan. The borrower pays to the lending Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains all or a portion of the interest received on investment of cash collateral and/or receives a fee from the borrower; however, the lending Fund will generally pay certain administrative and custodial fees in connection with each loan.

Each Fund has a right to call a loan and have the securities on loan returned at any time. The Fund will generally not have the right to vote securities while they are being loaned, but it is expected that the Advisor will call a loan in anticipation of any important vote.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, each Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

The Board has appointed a securities lending agent for the Funds’ securities lending activity. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Board reviews and approves this list annually. The Funds will only enter into loan arrangements with borrowers on the approved list.

Lower-Rated Debt Securities. Each of the Funds may invest not more than 5% of its total assets in debt securities that are rated below investment grade or in comparable unrated securities. A security is considered investment grade if, at the time of purchase, it is rated BBB- or higher by S&P, Baa3 or higher by Moody’s, or BBB- or higher by Fitch. Whether or not a security is investment grade will be determined based on the ratings given by S&P, Moody’s and Fitch. If all three agencies have rated the security, the median rating will be used. If only two agencies have rated the security, the lower rating will be used. If a single agency has rated the security, that rating will be used. Such securities are also known as junk bonds. The yields on lower-rated debt and comparable unrated securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or bankruptcy of the issuers of such securities.

Lower-rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in each Fund’s portfolio, with a commensurate effect on the value of each of the Fund’s shares. Therefore, an investment in the Funds should not be considered as a complete investment program and may not be appropriate for all investors.

While the market values of lower-rated debt and comparable unrated securities tend to react more to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Funds may incur additional expenses to the extent that they are required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings. The existence of limited markets for lower-rated debt and comparable unrated securities may diminish each of the Fund’s ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Lower-rated debt securities and comparable unrated securities may have call or buy-back features that permit their issuers to call or repurchase the securities from their holders. If an issuer exercises these rights during periods of declining interest rates, the Funds may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Funds. A description of applicable credit ratings is set forth in Appendix A of this SAI.

Options. Each of the Funds may purchase and sell put and call options, but will primarily write covered call options, purchase put options on securities held by the applicable Fund, or otherwise engage in options transactions that do not leverage the Fund. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options’ trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. For risks associated with options–on foreign securities, see “Foreign Currency Transactions.”

A call option for a particular security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer of the option the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The cost of such a closing purchase transaction plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no guarantee in any instance that either a closing purchase transaction or a closing sale transaction can be effected.

Effecting a closing sale transaction in the case of a written call option will permit the Funds to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing sale transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing sale transaction prior to or concurrent with the sale of the security.

The Funds may write options in connection with buy-and-write transactions; that is, the Funds may purchase a security and then write a call option against that security. The Funds will determine the exercise price of the call based upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the relevant Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

In the case of writing a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration, such as conversion or exchange of other securities held by it, or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by the Fund’s custodian. A call option is covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the portfolio in cash or cash equivalents in a segregated account with the Fund’s custodian. A Fund will limit its investment in uncovered put and call options purchased or written by the Fund to 33 1/3% of the Fund’s total assets. A Fund will write put options only if they are “secured” by cash or cash equivalents in a segregated account with the Fund’s custodian in an amount not less than the exercise price of the option at all times during the option period.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the relevant Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

The Funds may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Funds may purchase call options to hedge against an increase in the price of securities that they anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. An option writer that is unable to effect a closing purchase transaction will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an “Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Real Estate Securities. The Funds may invest in shares of real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of it taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Funds will not invest in real estate directly, but only in securities issued by real estate companies. However, the Funds may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Repurchase Agreements. Each of the Funds may agree to purchase securities from financial institutions or broker-dealers deemed creditworthy by the Advisor, subject to the seller’s agreement to repurchase the securities at an agreed-upon time and price (“repurchase agreements”). The resale price under a repurchase agreement is generally equal to the price paid by a Fund, plus interest negotiated on the basis of then-current short-term rates (which may be more or less than the rate on the underlying securities). Repurchase agreements are typically entered into for periods of one week or less.

The Advisor will review and continuously monitor the creditworthiness of each approved seller, and will require each of a Fund’s repurchase agreements to be fully collateralized at all times with high-quality, liquid assets maintained by the seller in a segregated account. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. A Fund might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating certain collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, obtaining rights to sell the collateral may be delayed or limited and a loss may be incurred, except with respect to repurchase agreements secured by U.S. government securities.

Securities subject to repurchase agreements will be held, as applicable, by the Funds’ custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Repurchase agreements shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

Restricted Securities. Each of the Funds may invest in commercial obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2). Each of the Funds may also purchase securities that are not registered under the 1933 Act, but which can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act (“Rule 144A securities”). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. The Advisor will determine the liquidity of such investments pursuant to guidelines established by the Board. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund’s limitation on investment in illiquid securities. It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

Reverse Repurchase Agreements. Each Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain cash, U.S. government securities or other liquid securities designated on the books of the Fund or the Fund’s custodian in an amount at least equal to the repurchase amount plus accrued interest, subject to the agreement.

Rights and Warrants. The Funds may purchase common stock rights and warrants separately or may receive them as part of a unit or attached to securities purchased. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set time period. Subscription rights normally have a short life span to expiration.

At the time of issuance, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Stock Index Futures, Options on Stock Indices and Options on Stock Index Futures Contracts. The Funds may enter into stock index futures contracts, and purchase and sell options on stock indices and options on stock index futures contracts as described in the applicable Prospectus. The Funds may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and selling the underlying futures or purchasing and writing options directly on the underlying securities or indices. For example, such Funds may purchase put options or write call options on stock index futures, rather than selling futures contracts, in anticipation of a decline in general stock or bond market prices or purchase call options or write put options on stock index futures, rather than purchasing such futures, to hedge against possible increases in the price of securities which such Funds intend to purchase.

A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor’s 100 or indices based on an industry or market segment, such as oil and gas stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Options on stock indices are similar to options on specific securities, described above, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock or bond index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock or bond index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

For example, if the Advisor expects general stock market prices to rise, it might enter into a long stock index futures contract, or purchase a call option on that index, as a hedge against an increase in prices of particular securities it ultimately wants to buy. If in fact the index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the relevant Fund’s futures contract or index option resulting from the increase in the index. If, on the other hand, the Advisor expects general stock market prices to decline, it might take a short position in a futures contract, or purchase a put option, on the index. If that index does in fact decline, the value of some or all of the securities in the relevant Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such futures contract or put option.

Supranational Bank Obligations. Each of the Funds may invest in supranational bank obligations. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future.

U.S. Government Obligations. Each of the Funds may purchase obligations issued or guaranteed by the U.S. government and U.S. government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government, such as those of the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of Federal Home Loan Mortgage Corporation (“FHLMC”) and the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. government obligations that may be acquired by the Funds include without limitation U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United

States, Small Business Administration, FNMA, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.

U.S. Treasury securities differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less, Treasury notes have initial maturities of one to ten years and Treasury bonds generally have initial maturities greater than ten years.

Certain banks and brokerage firms have separated (“stripped”) the principal portions (“corpus”) from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

Variable Amount Master Demand Notes. Each of the Funds may purchase variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.

Variable or Floating Rate Instruments. Debt instruments in which the Funds invest may be structured to have variable or floating interest rates. A floating rate security is a security the terms of which provide for the adjustment of its interest rate whenever a specified interest rate changes and that, at any time until the final maturity of the instrument or period remaining until the principal can be recovered through demand, can reasonably be expected to have a market value that approximates its amortized cost. A variable rate security is a security the terms of which provide for the adjustment of its interest rate on set dates (such as the last day of a month or calendar quarter) and that, upon each adjustment until the final maturity of the instrument or the period remaining until the principal amount can be recovered through a demand, can reasonably be expected to have a market value that approximates its amortized cost. Variable or floating rate obligations purchased by a Fund may have stated maturities in excess of a Fund’s maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days’ notice (this demand feature is not required if the instrument is guaranteed by the U.S. government or an agency thereof). These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

Variable or floating rate securities held by a Fund will be subject to the Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions). When-issued purchases and forward commitments (known as delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit a Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

When a Fund agrees to purchase securities on a when-issued or forward commitment basis, a Fund will designate on the records of the Funds’ custodian cash or liquid portfolio securities equal to the amount of the commitment. Normally, a Fund will designate portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to designate additional assets in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments. It may be expected that the market value of the Fund’s net assets will fluctuate to a greater degree when it designates portfolio securities to cover such purchase commitments than when it designates cash. Because a Fund’s liquidity and ability to manage its portfolio might be affected when it designates cash or portfolio securities to cover such purchase commitments, the Advisor expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of a Fund’s total assets absent unusual circumstances.

A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, a Fund may realize a taxable capital gain or loss.

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Yields and Ratings. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P®, Moody’s, Fitch and other NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Subsequent to its purchase by a Fund, an unrated security may be rated, a rated security may cease to be rated, or a rated security’s rating may be reduced. The Board or the Advisor pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

Disclosure of Portfolio Holdings. The Board has adopted policies regarding disclosure of the Munder Funds’ portfolio holdings information. These policies generally prohibit the Munder Funds, MCM, and any sub-advisor to the Munder Funds from disclosing any information concerning the Munder Funds’ portfolio holdings to any third party earlier than the day next following the day on which the information is publicly disclosed.

Each Fund publicly discloses a complete uncertified list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month. Each Fund may also publicly disclose other information from which the Fund’s specific portfolio holdings could be derived as of the end of each calendar month not earlier than 15 days after the end of such month. This other information may include the Fund’s top ten holdings, sector information and other identifiable holdings information. Each Fund may choose to publish its portfolio holdings and other identifiable holdings information less frequently or not at all, except to the extent required to be disclosed by applicable law. Each Fund will make its portfolio holdings information available to the general public on the Munder Funds website (www.munder.com).

Prior to the time that a Fund’s portfolio holdings information is publicly disclosed, MCM and/or the Funds may disclose any and all portfolio holdings information to the following categories of persons, subject to the applicable conditions:

Service providers. MCM and/or the Funds may disclose portfolio holdings information to the Funds’ primary service providers (i.e., the Funds’ advisor, sub-advisors, custodian, distributor, fund accountant, administrator, sub-administrator, independent public accountants, and external legal counsel) and to other service providers (such as proxy voting services, pricing information vendors, broker-dealers who effect portfolio securities transactions, broker-dealers who provide pricing information, and providers of printing and/or regulatory filing services) who need access to such information to perform services for the benefit of the Funds. Portfolio holdings information will be disclosed to a service provider to the extent and as frequently as necessary to allow such service provider to perform its duties and responsibilities which may be immediate with no lag time. The service providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. The Funds’ current primary service providers are MCM, State Street Bank and Trust, Funds Distributor, Inc., PFPC Inc., Dechert LLP, and Morgan Lewis & Bockius LLP. Other service providers who routinely receive portfolio holdings information from the Funds are Institutional Shareholder Services, FT Interactive, Reuters, Thomsen Financial/ILX, Bear Stearns, WM Company, R.R. Donnelley, and Bowne & Co.

Other. The Funds, MCM or any sub-advisors to the Munder Funds may disclose portfolio holdings information to other individuals or entities, but only if the following conditions have been met: (1) a written request for disclosure prior to public dissemination must be submitted to and approved in writing by either the President or a Vice President of the Munder Funds and MCM’s Legal Department; (2) the President or a Vice President of the Munder Funds and MCM’s Legal Department must determine that the requested disclosure would serve a legitimate business purpose of the Funds and is in the best interests of a Fund and its shareholders; (3) the portfolio holdings information must be disclosed pursuant to the terms of a written confidentiality agreement between the recipient and a Fund, unless such disclosure is otherwise required by applicable law; and (4) none of the Munder Funds, the Munder Funds’ investment advisers, or their affiliates may receive compensation or other consideration in connection with an arrangement to make available information about the Fund’s portfolio holdings. In determining whether the requested disclosure is in the best interest of Fund shareholders, the

President or Vice President of the Munder Funds, as applicable, and MCM’s Legal Department will take into consideration the likelihood that, and the extent to which, the disclosure of such information may be used in a harmful or abusive manner by the recipient. In the event of a conflict between the interests of the Munder Funds and their shareholders, on the one hand, and those of MCM, any sub-advisor to the Munder Funds, the Munder Funds’ principal underwriter, or any affiliated person of the Munder Funds, MCM, any sub-advisor to the Munder Funds or the Munder Funds’ principal underwriter, on the other hand, the conflict shall be resolved in favor of the interests of the Munder Funds and their shareholders.

The terms of any confidentiality agreement entered into will generally provide, among other things, that (1) the portfolio holding information is the confidential property of the Munder Funds and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; (2) the recipient agrees to limit access to the portfolio holdings information to its employees (and agents) who, on a need to know basis, (a) are authorized to have access to the portfolio holdings information and (b) are subject to confidentiality obligations, including a duty not to trade on non-public information; and (3) the recipient does not distribute the portfolio holdings or result of the analysis to third parties, other departments or person who are likely to use the information for purposes of purchasing or selling the Munder Funds prior to the day next following the public disclosure of such portfolio holdings information.

The types of individuals or entities to whom MCM, a sub-advisor, or the Funds might disclose portfolio holdings information prior to public disclosure subject to the conditions described above could include mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses. These services and departments regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. This is not meant to be an exclusive list and MCM, a sub-advisor and/or the Funds may disclose portfolio holdings to other types of third parties so long as the conditions described above are satisfied.

Portfolio managers, analysts and other senior officers or spokespersons of MCM, any sub-advisor to the Munder Funds or the Munder Funds are permitted to disclose or confirm the ownership of any individual portfolio holding to reporters, brokers, shareholders, consultants or other interested persons provided that such information already has been publicly disclosed. MCM or a sub-advisor may periodically distribute lists of portfolio holdings held by the Munder Funds for the purpose of facilitating efficient trading of such securities and receipt of relevant research. The information on such lists shall be as of month end and will not be distributed until the day next following the public disclosure of the portfolio holdings.

The Board receives reports at its quarterly meetings concerning disclosure by the Munder Funds of portfolio holdings information. The Board, MCM or a sub-advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the Munder Funds’ policies. The policies may not be waived, nor may exceptions be made without the approval of MCM’s Legal Department. All waivers and exceptions will be disclosed to the Board no later than its next regularly scheduled quarterly meeting. All material amendments to the policies will be submitted to the Board for approval or ratification.

INVESTMENT POLICIES

Each Fund is subject to the investment policies enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares (as defined under “Other Information-Shareholder Approvals”).

Each Fund:

1.	May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit a Fund to: (i) enter into commitments to purchase securities in accordance with a Fund’s investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

2.	May not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	May not act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

4.	May not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.	May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.	May not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

7.	Shall be a “diversified company” as that term is defined in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

8.	May not “concentrate” its investments in a particular industry, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause (ii)); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if a Fund’s holdings of illiquid securities exceed 15% because of changes in the value of a Fund’s investments, a Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.

TEMPORARY DEFENSIVE POSITION

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and other short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

NEW FUND RISK

Munder International Fund - Core Equity and Munder International Small-Mid Cap Fund are each new Funds, with limited operating history and thus may involve additional risk. For example, there can be no assurance that these new Funds will grow to or maintain an economically viable size. If that were to happen, the Board of Trustees may determine to liquidate one or both of these Funds. Although the interest of shareholders in the Fund is the principal concern of the Board, the timing of any possible liquidation may not be favorable to certain individual shareholders.

MANAGEMENT OF THE FUNDS

MST is supervised by the Board, which is responsible for representing the interests of the shareholders. The Board meets periodically throughout the year to oversee the Funds’ activities.

Trustees and Officers. Information about the Trustees and officers of MST, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are as set forth in the table below. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Funds (as that term is defined in Section 2(a)(19) of the 1940 Act). As used herein, the terms “Munder Funds” and “Fund Complex” consist of 27 portfolios, each of which is a series of MST, MST II or @Vantage.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees
Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 59	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	27	None

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 60	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate/ manufacturing company) (since 1991).	27	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	27	Nighthawk Radiology Holdings, Inc. (since 3/04).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	27	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	27

Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company)

(since 5/05).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	Trustee(3)	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	26	Taubman Centers, Inc. (since 1/97); Masco Corporation (since 12/06).

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	27	Adherex Technologies, Inc. (biopharma-ceutical company) (since 3/04); LMS Medical Systems (health care technology company (since 1/06); Air Canada (since 10/06).

Interested Trustee

Michael T. Monahan(4) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	27	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.
(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.
(3)	Ms. Payne is a Trustee of MST and MST II only.
(4)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica Incorporated, which was the indirect parent company of MCM until December 29, 2006. Mr. Monahan also receives retirement and health benefits from Comerica Incorporated.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

John S. Adams 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	President and Principal Executive Officer	through 2/08; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/08; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 41	Vice President and Principal Financial Officer	through 2/08; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

Cherie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Treasurer and Principal Accounting Officer	through 2/08; since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 35	Assistant Treasurer	through 2/08; since 8/01	Senior Mutual Fund Treasury Analyst of Munder Capital Management (investment advisor) (since 4/01).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 35	Assistant Treasurer	through 2/08; since 5/00	Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (since 3/01).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 31	Assistant Treasurer	through 2/08; since 8/04	Mutual Fund Treasury Analyst of Munder Capital Management (investment advisor) (since 5/02); Senior Auditor, Arthur Andersen LLP (accounting firm) (7/99 to 5/02).

Melanie Mayo West 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Assistant Secretary	through 2/08; since 8/01	Associate General Counsel of Munder Capital Management (investment advisor) (since 11/00).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Assistant Secretary	through 2/08; since 8/99	Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 43	Assistant Secretary	through 2/08; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04); Vice President – Securities Attorney, Old Kent Financial Corporation (10/99 to 10/01).

(1)	The officers are elected annually by the Board.
(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

Standing Committees of the Board. The Board of Trustees has a standing Audit Committee presently consisting of Dr. Brophy (Chairman of the Committee), Dr. Porter and Mr. Rakolta. All are members of the Board and are currently not “interested” persons (as defined in the 1940 Act) of the Funds. The Board has adopted a written charter for the Audit Committee. The principal function of the Audit Committee is to oversee the accounting, auditing and financial reporting processes of the Funds. The Audit Committee is responsible for, among other things, (1) recommending, engaging and terminating the Funds’ independent registered public accounting firm (subject to ratification by the Board or shareholders, if required), (2) pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm to the Funds and certain Fund affiliates, (3) reviewing with the independent registered public accounting firm the proposed scope of, and fees for, their audit, the registered public accounting firm’s independence, and the staffing of the audit team of the Funds, (4) receiving and considering a report from the independent registered public accounting firm concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection, (5) considering all critical accounting policies and practices to be used by the Funds and any proposed alternative treatments thereof, and (6) investigating any improprieties or suspected improprieties in the operations of the Funds. The Audit Committee met four times during the last fiscal year of the Funds.

The Board of Trustees has a Board Process and Governance Committee. The Board Process and Governance Committee presently consists of Dr. Champagne (Chairman of the Committee), The Hon. Mr. Engler, Mr. Monahan, Ms. Payne and Dr. Porter. The function of the Board Process and Governance Committee is to review and assess the adequacy of the Board’s ongoing adherence to industry corporate governance best practices and make recommendations as to any appropriate changes; review and make recommendations to the Board regarding Trustee compensation and expense reimbursement policies; undertake periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and meet with Fund management to review reports and other information concerning the status of the Funds’ operations, procedures and processes. The Board Process and Governance Committee, which was previously known as the Board Process and Compliance Oversight Committee, met four times during the last fiscal year of the Funds.

The Board of Trustees has a Nominating Committee. The Nominating Committee presently consists of Mr. Rakolta (Chairman of the Committee), Dr. Brophy, Dr. Champagne, Mr. Eckert and The Hon. Mr. Engler. In the event of any vacancies on or additions to the Board, the Nominating Committee is responsible for (i) identifying and evaluating potential candidates to fill any such vacancy on the Board; (ii) selecting from among the potential candidates a nominee to be presented to the full Board for its consideration; and (iii) recommending to the Board a nominee to fill any vacancy on the Board. The Nominating Committee may seek suggestions for potential nominees to fill positions on the Board as Non-Interested Trustees from any party it deems appropriate. For potential nominees to fill positions on the Board as Interested Trustees, the Nominating Committee will consider the views and recommendations of the Advisor. The Nominating Committee did not meet during the last fiscal year of the Funds.

Shareholders may submit for the Nominating Committee’s consideration, recommendations regarding potential nominees to fill the position of Non-Interested Trustee on the Board. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year. In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

1. The nominee must satisfy certain qualifications described below and in the applicable Fund’s organizational documents, including qualification as a possible Non-Interested Trustee.

2. The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

3. Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

4. Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

5. The nominee may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

6. The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an “interested person” of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

7. A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating Committee.

In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

1. Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the applicable Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short.”

2. The nominating shareholder or shareholder group must also submit a certification that provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least 2 years.

3. Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Nominating Committee. This submission should be provided no later than the first calendar quarter of the current year and must include: (a) the shareholder’s contact information; (b) the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee; (c) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934, as amended (“1934 Act”); and (d) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Fund’s proxy statement, if so designated by the Nominating Committee and the Fund’s Board.

To qualify as a nominee for the Board, individuals, at the time of nomination, should: (i) have substantial expertise, work experience or relationships that would contribute to the overall effectiveness of the Board, including in overseeing the Funds and protecting the interests of the Funds’ shareholders; (ii) have a degree from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country or a certification as a public accountant; (iii) have no criminal convictions (other than traffic violations) or felony or misdemeanor convictions involving the purchase or sale of a security; (iv) not have been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws; and (v) not cause the Funds, as determined by the Nominating Committee in consultation with counsel to the Non-Interested Trustees, to be in violation of or not in compliance with: (a) any applicable law, regulation or regulatory interpretation, (b) the applicable Fund’s organizational documents, or (c) any general policy adopted by the Board regarding either the mandatory retirement age of any Board member or the percentage of Board that must be comprised of Non-Interested Trustees.

Management Ownership of the Funds. The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of the Funds and of all funds in the Fund Complex overseen by each Trustee as of June 30, 2007.

	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Non-Interested Trustees
John Rakolta, Jr.	None	Over $100,000
David J. Brophy	None	$10,001–$50,000
Joseph E. Champagne	None	Over $100,000
Thomas D. Eckert	None	None

	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Arthur T. Porter	None	$10,001–$50,000
John Engler	None	Over $100,000
Lisa A. Payne	None	None
Interested Trustee
Michael T. Monahan	None	Over $100,000

*	As of December 31, 2006, the Funds had not yet commenced operations.

As of the date of this SAI, no officer, director or employee of the Advisor, the Custodian, the Distributor, the Administrator, the Sub-Administrator or the Transfer Agent, as defined below, currently receive any compensation from MST or MST II. As of the date of this SAI, the Trustees and officers of the Funds, as a group, owned less than 1% of outstanding shares of each class of each Fund.

The initial sales charge on Class A shares of the Funds is waived for full-time employees and retired employees of the Advisor or its affiliates. Investors that have an investment account with the Advisor are also eligible for a sales charge waiver, as are employees of the Funds’ service providers and their immediate family members, including without limitation the Custodian, Distributor, Sub-Administrator, Transfer Agent and Legal Counsel, and with respect to any Funds that have a sub-advisor, the employees and their immediate family members of that Fund’s sub-advisor.

Compensation. Each Trustee of the Funds who is not otherwise compensated by MCM or the Distributor pursuant to a contract between the Funds and MCM or the Distributor receives an aggregate annual retainer from MST and MST II for service on the Board of $78,000 ($114,000 for the Chairman). Each Trustee of @Vantage who is not otherwise compensated by MCM or the Distributor pursuant to a contract between the Funds and MCM or the Distributor receives an annual retainer of $6,000. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The Board has adopted a deferred compensation plan (“Plan”) pursuant to which each Trustee who receives compensation from the Funds of MST, MST II and @Vantage may defer, for a specified period of time, the receipt of all or some portion of the fees earned for Board service. Each Trustee must make his deferral elections prior to January 1 of the calendar year for which fees are to be deferred. Previous deferral elections will automatically remain in effect for subsequent years unless the Trustee makes an alternative election prior to January 1 of the calendar year for which fees are to be deferred. Amounts deferred will be valued as if they were invested in one or more of the Funds selected by the deferring Trustee. These amounts will not, however, actually be invested in shares of the Funds and the obligation of MST, MST II and @Vantage to make payments under the Plan will be unsecured general obligations of the Funds of MST, MST II and @Vantage, payable out of the general assets and property of such Funds. A Trustee may elect to have the amounts earned under the Plan distributed (1) on a specified date, (2) upon termination of Board service, or (3) the earlier of choice (1) or (2). Payment of amounts earned under the Plan may be made in a lump sum or in annual installments over the number of years specified by the Trustee (up to 10 years). If a Trustee dies, the balance of the amounts earned will be paid to his or her designated beneficiary in a lump sum.

The following table summarizes the compensation, including committee fees, paid to the Trustees of MST, MST II and @Vantage for the twelve-month period ended June 30, 2007.

Compensation Table

Name of Trustee	Aggregate Compensation from MST (1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex Paid to Trustees(1)
John Rakolta, Jr.	$77,625	None	None	$87,000
David J. Brophy	$77,625	None	None	$87,000
Joseph E. Champagne	$77,625	None	None	$87,000
Thomas D. Eckert	$109,250	None	None	$120,000
John Engler	$74,750	None	None	$84,000
Michael T. Monahan	$74,750	None	None	$84,000
Lisa A. Payne	$74,750	None	None	$78,000
Arthur T. Porter	$74,750	None	None	$84,000

(1)	As of June 30, 2007, there were three investment companies in the Fund Complex (MST, MST II and @Vantage) and 25 funds in the Fund Complex. Amounts provided for the Fund Complex for the period include those paid to the Trustee by MST, MST II and @Vantage. For the fiscal year ended June 30, 2007, each of Mr. Eckert and Ms. Payne deferred all of their compensation pursuant to the deferred compensation plan described above. As of June 30, 2007, the total value of the compensation from the Fund Complex deferred by the Trustees for all prior periods was $868,508 for Mr. Eckert, $128,790 for Ms. Payne and $102,170 for Dr. Porter.

Material Relationships of the Non-Interested Trustees. For the purposes of the statements below, the immediate family members of any person are a person’s spouse, children residing in the person’s household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which the Advisor or any of its affiliates acts as investment adviser.

As of December 31, 2006, none of the Non-Interested Trustees, nor any members of their immediate families, beneficially owned any securities issued by the Advisor or any other entity in a control relationship to the Advisor.

During the calendar years of 2005 and 2006, none of the Non-Interested Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in the Advisor or any other entity in a control relationship to the Advisor.

During the calendar years 2005 and 2006, none of the Non-Interested Trustees, nor any members of their immediate families, except for Messrs. Eckert and Rakolta and Ms. Payne, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a “Fund-Related Party”): (i) the Funds, (ii) an officer of the Funds, (iii) a related fund, (iv) an officer of any related fund, (v) the Advisor; (vi) any affiliate of the Advisor; or (vii) an officer of any such affiliate.

Mr. Eckert was Director, President and Chief Executive Officer of Capital Automotive REIT (“CARS”), a publicly-held real estate investment trust specializing in retail automotive properties from October 1997 to December 2005. Ms. Payne is Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (“Taubman”), a publicly-held real estate investment trust specializing in developing and operating regional shopping centers. Mr. Rakolta is Chairman and Chief Executive Officer, Walbridge Aldinger Company (“Walbridge”), a privately-owned construction/real estate/manufacturing company. During the calendar years 2005 and 2006, Comerica Bank, a wholly-owned subsidiary of Comerica Incorporated, which was the indirect parent company of the Advisor until December 29, 2006, was one of several commercial banks and lending facilities with which both CARS and Taubman had secured lines of credit, Taubman had construction loans and Walbridge had a stand-by line of credit. CARS’ secured line of credit with Comerica Bank was terminated in December 2005. Prior to taking office as a Non-Interested Trustee, Ms. Payne terminated a secured note and one personal line of credit with Comerica Bank. She subsequently terminated another personal line of credit with Comerica Bank. In all cases, the arrangements with Comerica Bank are or were subject to standard agreements that were negotiated at arms’ length, subject to customary terms, conditions and interest rates.

None of the Funds’ Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer was elected to serve in such capacity. During the calendar years 2005 and 2006, none of the Non-Interested Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $60,000) with any Fund-Related Party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

During the calendar years 2005 and 2006, none of the Non-Interested Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Funds, (ii) an officer of the Funds, (iii) a related fund, (iv) an officer of any related fund, (v) the Advisor, or (vi) any other entity in a control relationship to the Funds.

Proxy Voting Policies. The Board has delegated to the Advisor discretionary investment management authority with respect to the assets of the Funds, which includes proxy voting authority, and directed that the Advisor implement proxy voting policies and procedures (“Proxy Procedures”) in exercising that authority. Set forth below are the Advisor’s policies on voting shares owned by the Funds. These policies may be revised from time to time with the approval of the Board.

The Advisor has adopted and implemented the Proxy Procedures and has established a “Proxy Committee” as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security prudently and solely in the best interest of the Funds considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

The Advisor has retained Institutional Shareholder Services (“ISS”) to review proxies received for client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. The Advisor has also retained ISS to provide its voting agent service. As such, ISS is responsible for ensuring that all proxy ballots are submitted in a timely manner. At least annually, the Proxy Committee will review ISS’s “Proxy Voting Guidelines” to confirm that they are consistent in all material respects with the Advisor’s Proxy Procedures. The Proxy Committee meets as needed to administer the Advisor’s proxy review and voting process and revise and update the Proxy Procedures as appropriate. At least monthly, the Proxy Committee reviews selected recommendations made by ISS to further the goal of voting proxies in a manner consistent with the best interest of the Funds.

The Advisor generally will vote proxies consistent with ISS’s recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS’s advice and recommendations with respect to a particular proxy does not outweigh the potential benefits to clients from the review of ISS’s advice and recommendations. In addition, the Proxy Committee will review ISS’s recommendations if client holdings for a particular issuer are of meaningful size or value.

For these purposes, the holding of a particular issuer would be considered to be meaningful if: (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least two percent (2%) of the fair market value of any advisory client’s account and the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or (ii) all client accounts with respect to which the Advisor holds full discretionary authority to vote a client’s proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.

In each instance where the Advisor does not separately review ISS’s recommendations, clients’ proxies will always be voted consistent with ISS’s recommendations. In each instance where the Advisor does separately review ISS’s recommendation, the Advisor may vote differently from ISS’s recommendation, if, based upon certain criteria generally described in the following paragraph, the Advisor determines that such vote is in the best interests of the Funds.

The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature (e.g., appointment or election of auditors). The Advisor’s position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. The Advisor generally is opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. With respect to those issues, the Advisor will generally refrain from voting or vote with management. The Advisor is generally not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares (e.g., executive compensation issues) without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis.

From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS’s recommendation on how to vote proxies for one or more resolutions. However, because the Advisor may have business interests that expose it to pressure to vote a proxy in a manner that may not be in the best interest of the Funds, all requests to vote differently from the ISS recommendation with respect to a particular matter must be submitted to the Proxy Committee and the Advisor’s legal/compliance department (“Legal/Compliance Department”) for independent review. In that review, the Proxy Committee seeks to determine whether the request is in the best interests of the Funds and to identify any actual or potential conflicts between the interests of the Advisor and those of the Funds. If the Proxy Committee approves the request, it is then submitted to the Legal/Compliance Department for review of any actual or potential conflicts of interest that have been identified. The Legal/Compliance Department must approve a request before it is implemented. Such a request for approval will be accompanied by a written description of the conflict. The Legal/Compliance Department may approve a request only under the following conditions:

(i)	No Conflict. No conflict of interest is identified.

(ii)	Immaterial or Remote Conflict. A potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

(iii)	Material Conflict. In the event a potential or actual conflict of interest is identified and appears to be material, the Legal/Compliance Department may approve the request only with written approval from its applicable clients. If an override request is approved by clients holding a majority of the subject shares over which the Advisor has voting discretion, the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them.

With respect to the Funds, if the Advisor receives instructions from the Board Process and Governance Committee, the Advisor will vote the shares in accordance with such instructions. If no instructions are received or approval is not obtained from clients holding a majority of the subject shares held by unaffiliated clients, the Advisor will vote the shares in accordance with ISS’s recommendation. Every decision to vote on a resolution in a proxy solicited by a company held by a Fund in a manner different from the recommendation of ISS is disclosed to the Board at its next regularly scheduled meeting along with an explanation for the vote.

Notwithstanding the above, and pursuant to an exemptive order issued by the SEC to iShares Trust, et al. and procedures approved by the Board, the Funds will vote their shares of an iShares fund in the same proportion as the vote of all other holders of shares of such iShares fund, during any period in which the Munder Funds, @Vantage, the Advisor and certain affiliates in the aggregate hold 25% or more of the outstanding voting securities of such iShares fund.

The Funds file with the SEC their proxy voting record for each 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Funds each year by August 31. The most recent Form N-PX or voting record information will be available without charge, upon request, by calling (800) 438-5789 or visiting our website at http://www.munder.com or the SEC’s website at http://www.sec.gov.

Trustee Liability – Munder Series Trust. The Declaration of Trust of MST provides that all persons having any claim against the Trustees of MST or MST shall look solely to the MST trust property for payment; that no Trustee of MST shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of MST; and that no Trustee of MST shall be personally liable to any person for any action or failure to act except by reason of such Trustee’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her duties as a trustee. With the exception stated, the Declaration of Trust of MST provides that a Trustee of MST is entitled to be indemnified against all liabilities and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any proceeding in which he/she may be involved or with which he/she may be threatened by reason of being or having been a Trustee of MST, and that the Trust of MST will indemnify officers, representatives and employees of MST to the same extent that Trustees of MST are entitled to indemnification.

INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

Investment Advisor. The investment advisor of each Fund is Munder Capital Management, a Delaware general partnership (“MCM” or the “Advisor”). The partners of MCM are Munder Capital Holdings, LLC, which owns approximately 99.5% of MCM, and Munder Capital Holdings II, LLC,

which owns approximately 0.5% of MCM. As of June 30, 2007, the ownership of Munder Capital Management is comprised as follows: Munder Capital employees hold partnership units representing 20.3% of the firm’s value with an opportunity to increase their interest to over 30% (or approximately 35% of the outstanding voting power) within the next five years; Crestview Partners GP, L.P. and its affiliates hold units representing 67.1% of the firm’s value; and other minority-interest investors hold units totaling 12.6% of the value. Prior to December 29, 2006, MCM was an indirect subsidiary of Comerica Bank, which in turn, is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company.

The Fund has entered into an Investment Advisory Agreement (“Advisory Agreement”) with the Advisor that was approved by the Fund’s Board on August 14, 2007. Under the terms of the Advisory Agreement, the Advisor furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund’s portfolio. Unless delegated to a sub-advisor as permitted under the Advisory Agreement, the Advisor has the responsibility for making decisions to buy, sell or hold a particular security for each Fund, subject to review by the Board.

Unless sooner terminated, the Advisory Agreement will continue in effect until June 30, 2008, and for successive one-year periods thereafter, provided that each such continuance is specifically approved annually by (a) the vote of a majority of the Board who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board. The Advisory Agreement is terminable with respect to the applicable Funds, or any Fund, by a vote of the Board, or by the holders of a majority of the outstanding voting securities of the affected Fund, at any time without penalty, upon 60 days’ written notice to the Advisor. The Advisor may also terminate its advisory relationship with respect to a Fund without penalty upon 90 days’ written notice to the Fund. The Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

For the advisory services provided and expenses assumed by it under the Advisory Agreement, the Advisor has agreed to an annual fee from the Funds computed daily and paid daily. The rate of compensation for each Fund is set forth below.

Munder International Fund - Core Equity	0.80%

Munder International Small-Mid Cap Fund	0.95% on the first $1 billion of average daily net assets; and 0.90% of the average daily net assets in excess of $1 billion

Since the Funds had not commenced operations prior to the date of this SAI, no advisory fees have been paid with respect to those Funds.

The initial shareholders of the Funds have approved a “manager of managers” arrangement that would permit the Advisor to enter into, and materially amend, sub-advisory agreements with any sub-advisors retained by the Advisor to manage the affected Fund without obtaining shareholder approval, if the Board concludes that such arrangements would be in the best interests of the shareholders of the Fund. The Fund would be able to implement a manager of managers arrangement in the event that either (1) the SEC adopts proposed Rule 15a-5 under the 1940 Act (“Proposed Rule”) or (2) the Munder Funds apply for and are granted an SEC exemptive order. In either case, no further shareholder vote would be required either to approve a sub-advisory agreement entered into by the Advisor or to amend materially any such sub-advisory agreement, subject to the conditions in the Proposed Rule or the exemptive order, as applicable, including approval of any such agreement or material change to such agreement by the Board (including a majority of the Non-Interested Trustees).

Portfolio Management Teams. The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of August 13, 2007:

	Registered Investment Company Accounts		Pooled Investment Vehicle Accounts		Other Accts		Total Assets Managed[1]
	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	In Millions
Remi J. Browne	1	$11.3	0	0	0	0	$11.3
Peter S. Carpenter	1	$11.3	0	0	0	0	$11.3
Robert D. Cerow	1	$11.3	0	0	0	0	$11.3
Peter J. Collins	1	$11.3	0	0	0	0	$11.3
John W. Evers	1	$11.3	0	0	0	0	$11.3
Daniel B. LeVan	1	$11.3	0	0	0	0	$11.3
Jeffrey R. Sullivan	1	$11.3	0	0	0	0	$11.3

(1)	If an account is managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, some accounts and assets have been counted more than once. In addition, the sum of assets managed in each category may not add to the total due to rounding. The Funds had not commenced operations as of June 30, 2007.

Portfolio Management Conflicts of Interest. As indicated in the table above, the Advisor’s personnel may be part of portfolio management teams serving numerous accounts for multiple clients of MCM and of its subsidiary Pierce Street Advisors, LLC (“Pierce Street”). These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts and trading desk personnel (collectively, “portfolio management teams”), may provide services for clients of both the Advisor and Pierce Street simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

•

Potential Conflicts Relating to the Interests of Portfolio Management Teams and the Advisor: The Advisor and/or Pierce Street may receive differential compensation from different advisory clients (e.g., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to the Advisor or Pierce Street than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller or multiple relationships with Advisor and/or its affiliates). The Advisor and Pierce Street may compensate portfolio management team personnel differently depending on the nature of the a client’s account (e.g., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Portfolio management team personnel also may make personal investments in accounts (including hedge funds) they manage or support.

If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable relationships for the Advisor and/or Pierce Street than the Funds, or if the management of such clients could result in potentially higher compensation to the portfolio management team members (“Advisor Compensatory Accounts”), or if the portfolio management teams makes personal investments in certain client accounts (such as hedge funds), the portfolio management team members may have the incentive to direct a disproportionate amount of: (i) their attention; (ii) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (iii) desirable trade allocations, to such accounts. The portfolio manager also may have an incentive to trade Adviser Compensatory Accounts or personal investments before (i.e., front run) or after the Funds in order to seek to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Funds’ trading activity. In addition, if the portfolio management team engages in short sales of securities for Advisor Compensatory Accounts or personal investments that are contemporaneously owned by other client accounts, the portfolio management team’s use of short sales may be harmful to the performance of other clients that own that security.

•

Potential Conflicts Relating to Managing Multiple Advised Accounts: Even if there is no financial or other advantage to members of the portfolio management team or the Advisor, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets using different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for or against the interests of another client. For example, certain clients may seek more speculative investments that would not be appropriate for some other clients.

Although the Advisor does not track the time or attention each portfolio manager devotes to his or her advisory accounts, the Advisor does monitor the performance of all client accounts and periodically assesses whether each portfolio manager has adequate resources to effectively manage all of the accounts for which he or she is responsible.

The Funds, the Advisor and Pierce Street have adopted and implemented numerous compliance policies and procedures, including Codes of Ethics, brokerage and trade allocation policies and procedures and conflicts of interest procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. The Advisor also has established an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that the Advisor, Pierce Street and the portfolio management teams may face. In addition, the Funds, the Advisor, and Pierce Street each have a designated Chief Compliance Officer (selected in accordance with the federal securities laws) as well as dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of the Funds, the Advisor, or Pierce Street, as applicable, in order to detect and address potential and actual conflicts of interest. Furthermore, senior personnel of the Advisor periodically review the performance of all portfolio managers. However, there can be no assurance that the Investment Conflicts Committee and the compliance programs of the Funds, the Advisor, or Pierce Street will achieve their intended result.

Portfolio Management Team Compensation. The compensation package for all members of the Advisor’s portfolio management teams has historically consisted of three elements: fixed base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of equity ownership. Certain portfolio managers may also receive variable bonus compensation or performance-based fees. The Advisor also provides a competitive benefits package, including health and welfare benefits and retirement benefits in the form of a 401(k) plan which includes an employer contribution.

The Advisor strives to offer industry-competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position. Salaries are compared at least annually with investment industry benchmark compensation surveys. However, there can be no assurances that the Advisor will have the resources to compete with larger financial organizations.

Members of the Advisor’s portfolio management teams are eligible to earn a performance bonus. Bonuses for all members of a portfolio management team are influenced by the profitability of the firm and the performance of the aggregate group of accounts managed by the team. Target bonuses for portfolio managers typically range from 50 to 150% of base salary. Target bonuses for equity analysts typically range from 20 to 100% of base salary. Actual bonuses for all personnel, however, are completely discretionary and can be as low as 0% and range as high as 200% or more of salary. In determining portfolio manager bonuses, the Advisor considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm’s success, as well as the profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager. With respect to each account managed by the portfolio manager, performance is measured relative to that account’s benchmark index for the most recent one-year and three-year periods. Determination of equity analyst bonuses also involves consideration of a variety of factors, including performance of individual security recommendations, team performance relative to applicable benchmarks, as well as qualitative elements such as team interaction, growth, and overall contribution to the firm’s success. The applicable benchmarks for each Fund, which may include modified versions of the index and/or blends of multiple indexes, are as follows:

International Fund - Core Equity	MSCI Europe, Australasia, Far East (EAFE) Index
International Small-Mid Cap Fund	S&P®/Citigroup World EMI World Ex.-U.S. Index

Certain portfolio managers of the Advisor are eligible to receive variable bonus compensation based on fees received by the Advisor for all accounts, including any Munder Fund, managed by the portfolio manager pursuant to a specific investment style. In certain instances, such compensation is conditioned upon a minimum asset level in the investment discipline. In certain instances, such compensation is based on the investment performance of accounts managed by such portfolio manager pursuant to a specific investment style, provided the performance of the related Munder Fund or investment style composite exceeds the performance of the related index on a compound annual basis over a stated period.

Members of the portfolio management team will receive a guaranteed minimum compensation through early 2010. In addition, they are eligible for additional compensation bonuses based on fees received by the Advisor, investment performance and new account openings.

Members of the portfolio management teams were historically eligible for long-term incentives in the form of options to purchase shares of Munder Group LLC, an employee-owned minority partner of Munder Capital Management. These long-term incentive plans effectively expired in late 2004 and early 2005. Effective January 2, 2007, key members of the portfolio management teams are eligible for long-term incentives in the form of restricted shares of Munder Capital Holdings, LLC, the majority partner of MCM. Restricted shares typically vest quarterly over a three-year period. The restricted share grants provide incentive to retain key personnel and serve to align portfolio managers’ interests with those of the Advisor directly, and, indirectly, the accounts managed by the Advisor.

Portfolio Management Team Fund Ownership. The Funds had not commenced operations as of the date of this SAI. Therefore the portfolio managers of the Funds did not own any equity securities of the Fund as of the date of this SAI.

Administrator. In addition to serving as the Advisor to the Munder Funds, MCM also serves as the administrator (“Administrator”) for the Funds. Each of the Funds has entered into a Combined Administration Agreement with MCM (“Administration Agreement”) that was amended and restated on

October 30, 2003 and amended most recently on August 14, 2007. Pursuant to the Administration Agreement, MCM is responsible for (i) general administrative duties associated with the day-to-day operations of the Munder Funds; (ii) monitoring and coordinating the activities of the other service providers of the Munder Funds; (iii) providing fund accounting functions, including overseeing the computation of the net asset value of each Munder Fund; (iv) assisting in the preparation of financial and tax reports; (v) ongoing monitoring and testing of portfolio compliance; and (vi) oversight and review of regulatory affairs and corporate governance. In performing its duties and obligations under the Administration Agreement, MCM shall not be held liable except in the case of its willful misconduct, bad faith or negligence in the performance of such duties and obligations.

The Administration Agreement permits MCM to enter into an agreement with one or more third parties pursuant to which such third parties may provide sub-administrative services to the Munder Funds. Accordingly, MCM has entered into a sub-administration agreement with State Street Bank and Trust Company (“Sub-Administrator”) to provide certain administrative services to the Munder Funds.

As compensation for its administrative services, the Administrator receives from each Munder Fund an annual fee that is computed daily and payable monthly equal to the greater of (1) $50,000 plus $6,000 per each active class of such Munder Fund greater than one, or (2) a percentage of the average daily net assets of such Munder Fund that varies with the amount of such Munder Fund’s average daily net assets as follows: (a) 0.1530% of average daily net assets up to $100,000,000, (b) 0.128% of average daily net assets from $100,000,001 to $250,000,000, (c) 0.104% of average daily net assets from $250,000,001 to $500,000,000, (d) 0.079% of average daily net assets from $500,000,001 to $1,000,000,000 and (e) 0.055% of average daily net assets in excess of $1,000,000,000. In addition, the Administrator is entitled to receive from each Munder Fund an annual financial reporting fee in the amount of $8,000.

Since the Funds had not commenced operations prior to the date of this SAI, no administration fees have been paid with respect to those Funds.

Distributor. The Funds’ distributor is Funds Distributor, Inc. (“Distributor”) and its principal office is located at 100 Summer Street, 15th Floor, Boston, Massachusetts 02110. The Funds have entered into a distribution agreement (“Distribution Agreement”) under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. Under the Distribution Agreement, the Funds pay no fees to the Distributor for its services as distributor. Nevertheless, in its role as distributor, the Distributor is the dealer of record on shares of the Funds purchased without using a broker or other intermediary, and, as such, FDI may receive any applicable commissions, 12b-1 fees and/or service fees associated with such shares. In addition, the Advisor pays FDI a fee for providing certain distribution support services relating to the Funds.

Distribution and Services Arrangements. Under the Distribution and Service Plan (“Plan”) applicable to Class A and Class C shares adopted in accordance with Rule 12b-1 under the 1940 Act, each of the Funds may use its assets with respect to those classes of shares to finance activities relating to the distribution of its shares and the provision of certain shareholder services.

Under the Plan, the Distributor is paid an annual service fee at the rate of up to 0.25% of the value of average daily net assets of the Class A shares of each Fund. Also, under the Plan, the Distributor is paid an annual service fee of up to 0.25% of the value of average daily net assets of the Class C shares of each Fund and an annual distribution fee at the rate of up to 0.75% of the value of average daily net assets of the Class C shares of each Fund.

Under the terms of the Plan, the Plan continues from year to year with respect to each class of shares, provided such continuance is approved annually by vote of the Board, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of that Plan (“Non-Interested Plan Trustees”). All amendments of the Plan also must be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Non-Interested Plan Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant class of the respective Fund. Pursuant to the Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for which such expenditures were made.

The Trustees have determined that the Plan will benefit the Funds and their shareholders by (i) providing an incentive for broker or bank personnel to provide continuous shareholder servicing after the time of sale; (ii) retaining existing accounts; (iii) facilitating portfolio management flexibility through continued cash flow into the Funds; and (iv) maintaining a competitive sales structure in the mutual fund industry.

With respect to Class C of each Fund, the Distributor expects to pay sales commissions to dealers authorized to sell a Fund’s Class C shares at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement by the Plan. In addition, the Advisor or Distributor, or any of their affiliates, may from time to time pay for shareholder services or distribution out of their own resources without additional cost to the Funds or their shareholders.

Since the Funds had not commenced operations prior to the date of this SAI, no fees have been paid with respect to those Funds pursuant to the Plan for the Class A and Class C shares of the Funds.

Additional Compensation Paid to Intermediaries. In addition to paying fees under the Funds’ Plan, the Funds may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor or the Funds, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents. These additional fees paid by the Funds to intermediaries may take one of two forms: (i) basis point payments on net assets, and/or (ii) fixed dollar amount payments per shareholder account.

The Funds’ Advisor or Distributor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds, including affiliates of the Advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds.

Additional cash payments may be made by the Advisor or Distributor to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. In addition, while the Funds’ Distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Funds’ Distributor may, on occasion, pay the entire front-end sales charge to such intermediaries.

Currently, the Advisor has revenue sharing arrangements with approximately 18 intermediaries, the most significant of which are Merrill Lynch, Charles Schwab and Citigroup Global Markets. The Advisor also has revenue sharing arrangements with certain entities that were affiliated with the Advisor prior to January 2, 2007, including Comerica Bank. Revenue sharing payments to financial institutions are usually structured in any of three ways: (i) as a percentage of gross sales; (ii) as a percentage of net assets; and/or (iii) a fixed dollar amount. During the year ended June 30, 2007, the Advisor and/or Distributor accrued and/or paid approximately $1.9 million to various unaffiliated entities pursuant to the revenue sharing arrangements applicable to all series of MST, MST II and @Vantage (the Funds had not commenced operations as of June 30, 2007). The Advisor also paid approximately $0.4 million pursuant to revenue sharing arrangements with entities with which it was affiliated during the period applicable to all series of MST, MST II and @Vantage (the Funds had not commenced operations as of June 30, 2007).

From time to time, the Funds’ service providers, or any of their affiliates, may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries. In addition, the Funds, the Funds’ service providers, or any of their affiliates, may conduct and/or pay for training and educational meetings for sales representatives of unaffiliated broker-dealers that sell the Funds, and may pay or reimburse for associated meals, lodging and transportation.

Custodian. State Street Bank and Trust Company (“Custodian”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian to the Funds. Pursuant to the terms and provisions of the custodian contract between the Custodian, MST and MST II, the Custodian keeps the books of account for each Fund.

Transfer and Dividend Disbursing Agent. PFPC Inc. (“Transfer Agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency agreement with MST, MST II and @Vantage under which the Transfer Agent (i) issues and redeems shares of each Fund; (ii) addresses and mails all communications by each Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (iii) maintains shareholder accounts; (iv) responds to correspondence by shareholders of the Funds; (v) makes periodic reports to the Board concerning the operations of the Funds; and (vi) conducts certain anti-money laundering activities on behalf of the Funds.

Other Information Pertaining to Administration, Custodian and Transfer Agency Agreements. The Administrator, the Transfer Agent and the Custodian each receive a separate fee for their respective services.

Except as noted in this SAI, the Funds’ service contractors bear all expenses in connection with the performance of their services and each Fund bears the expenses incurred in its operations. Expenses borne by the Funds include, but are not limited to, fees paid to the Advisor, the Administrator, the Custodian and the Transfer Agent; fees and expenses of officers and the Board; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying each Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders’ meetings and proxy solicitations; fidelity bond and directors’ and officers’ liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Except with respect to Class I shares, any general expenses of MST, MST II or @Vantage that are not readily identifiable as belonging to a particular investment portfolio are allocated among all investment portfolios of MST, MST II and @Vantage by or under the direction of the Board in a manner that the Board determines to be fair and equitable, taking into consideration whether it is appropriate for expenses to be borne by a Fund in addition to the other series of MST, MST II and @Vantage, as applicable. With respect to Class I shares, except for expenses incurred collectively by the Funds (for example, fees of Trustees, auditors, and legal counsel) not attributable to a particular Fund or to a particular class of shares of a Fund and expenses incurred by a Fund not attributable to any particular class of the Fund’s shares (for example, advisory fees, custodial fees, or other expenses relating to the management of the Fund’s assets), only expenses actually incurred by the Class I shares will be allocated to the Class I shares. The Advisor, the Administrator, the Custodian and the Transfer Agent may voluntarily waive all or a portion of their respective fees and/or reimburse certain Fund expenses from time to time.

CODE OF ETHICS

MST and the Advisor have adopted a code of ethics as required by applicable law. Such code is designed to, among other things, prevent affiliated persons of MST, MST II, @Vantage and the Advisor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the code of ethics will be effective in preventing such activities. The code of ethics may be examined at the office of the SEC in Washington, DC or on the Internet from the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board, the Advisor causes investment decisions for each of the Funds to be made and oversees the placement of purchase and sale orders for portfolio securities on behalf of the Funds.

Consistent with the Advisory Agreement for the Funds, the Advisor selects broker-dealers to execute transactions on behalf of the Funds using its best efforts to seek the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor considers all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, anonymity and confidentiality, promptness, the quality of any research provided (i.e., quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker), the net results of specific transactions, the difficulty of execution, the size of the order, the operational facilities of the broker-dealer, the broker-dealer’s risk in positioning a block of securities, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. While the Advisor generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Advisor is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the Funds and/or other accounts over which the Advisor or its affiliates exercise investment discretion. The Advisor may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to the Advisor in connection with the its services to other clients.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory or sub-advisory fees payable to the Advisor for services provided to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Transactions on U.S. stock exchanges generally involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions that are generally fixed.

Over-the-counter issues, including corporate debt and government securities, are normally traded through dealers on a “net” basis (i.e., without commission), or directly with the issuer. With respect to over-the-counter transactions, the Advisor will normally deal directly with dealers who make a market in the instruments except in those circumstances where more favorable prices and execution are available elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

Each of the Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor believes such practice to be in such Fund’s best interests.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and one or more other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner the Advisor believes to be equitable to each such account. Although the Advisor seeks the most favorable overall net results for all of the accounts in any aggregated transaction, in some cases, this practice may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

The Funds will not purchase any securities while the Advisor or any affiliated person (as defined in the 1940 Act) is a member of any underwriting or selling group for such securities, except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.

Under the 1940 Act, persons affiliated with the Advisor, the Distributor and their affiliates are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

Information on brokerage commissions paid by the Funds and their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) is not provided because the Funds had not commenced operations prior to the date of this SAI.

The portfolio turnover rate of a Fund is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Fund during the year. Each Fund may engage in short-term trading to achieve its investment objective. Portfolio turnover may vary greatly from year to year as well as within a particular year. Information on the portfolio turnover rate of the Funds is not provided because the Funds had not commenced operations prior to the date of this SAI.

ADDITIONAL PURCHASE, REDEMPTION, EXCHANGE AND

CONVERSION INFORMATION

Purchases. As described in the Prospectuses (including the Shareholder Guide), shares of each of the Funds may be purchased in a number of different ways. Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. An investor may place orders directly through the Transfer Agent or the Distributor or through arrangements with his/her authorized broker, financial advisor or other intermediary. The Funds have authorized one or more financial service institutions to receive on their behalf purchase orders. Certain of these financial services institutions are authorized to designate plan administrator intermediaries to receive purchase orders on behalf of the Funds. To the extent permitted by law, the Funds will be deemed to have received a purchase order when an authorized financial services institution or, if applicable, the financial services institution’s authorized designee, receives the order. Orders will be priced at the applicable Fund’s Net Asset Value next computed after they are received by an authorized financial services institution or its authorized designee.

The term “immediate family member” means any parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships.

In-Kind Purchases. Payment for shares of a Fund may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for such Fund as described in the Prospectus. For further information about this form of payment please contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange; and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurance that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other tax matters relating to the securities. Call the Funds at (800) 438-5789 for more information.

Dealer Reallowances. At the time of purchase, the Distributor will generally pay a commission (as a percentage of the offer price) to the broker of record as follows:

•	Class A Shares of the Funds

Amount of Purchase	Commission
Less than $25,000	5.00%
$25,000 up to $50,000	4.75%
$50,000 up to $100,000	4.00%
$100,000 up to $250,000	3.25%
$250,000 up to $500,000	2.25%
$500,000 up to $1 million	1.25%
$1 million or more	See below*

*	For investments of $1 million or more, the Distributor will generally pay a finder’s fee to brokers and other entities (as permitted by applicable law) who initiate and are responsible for such purchases as follows: 1.00% on investments between $1 million and $2 million; 0.50% on investments between $2 million and $5 million; and 0.25% on investments above $5 million.

•	Class C Shares of the Funds: 1.00%

Finder’s Fees. For investments in Class A shares of $1 million or more, the Distributor will generally pay a finder’s fee to brokers and other entities (as permitted by applicable law) who initiate and are responsible for such purchases as follows: 1.00% on investments between $1 million and $2 million; 0.50% on investments between $2 million and $5 million; and 0.25% on investments above $5 million. Except with respect to employer-sponsored plans and other employer-sponsored group accounts that are eligible to purchase Class A shares without paying a sales charge, for purposes of calculating applicable finder’s fees, if any, all new investments into a particular account for which a broker or other entity is responsible are added together.

In the case of employer-sponsored plans and other employer-sponsored group accounts that are not subject to any sales charges on Class A shares, investments into a particular account for which a broker or other entity is responsible are generally not added together for purposes of calculating applicable finder’s fees. The Distributor may, however, subject to approval by an appropriate officer of the Funds, pay a finder’s fee based on the aggregate new investments made in an account over a period of six months or less.

Group Account Sales Charge Waivers for Class A Shares. The Funds may waive the initial sales charge on purchases of Class A shares by group accounts (i) of retirement plans that are qualified under Section 401(a), Section 403(b) or Section 457 of the Internal Revenue Code and (a) that invest $1,000,000 or more in Class A shares offered by The Munder Funds or (b) that have at least 75 eligible plan participants; (ii) for which certain types of shareholder services are provided to underlying shareholders in the group account pursuant to a written agreement with the Funds; (iii) that are administered by BISYS Retirement Services for employees participating in an employer-sponsored or administered retirement program under Section 408A of the Internal Revenue Code; or (iv) administered by Merrill Lynch Group Employee Services (“Merrill Lynch”) if (a) the plan’s recordkeeper on a daily valuation basis is Merrill Lynch and, on the date the plan sponsors signs the Merrill Lynch Recordkeeping Service Agreement, the plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. (MLAM) that are made available pursuant to a Services Agreement between Merrill Lynch and the Distributor and in funds advised or managed by MLAM (collectively “Applicable Investments”), (b) the plan’s recordkeeper on a daily valuation basis is an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or (c) the plan has 5000 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement. In addition, we will waive the CDSC of 1% charged on certain redemptions within one year of purchase for such accounts.

For purposes of the foregoing section, the term “group account” includes (i) an account established for a qualified or non-qualified employee benefit plan or for any other type of employer-sponsored plan or account that represents the collective interests of multiple employees, (ii) an account established by a wrap-fee program sponsor that represents the collective investments of all program participants, and (iii) other similar accounts that represent the collective investments of multiple underlying shareholders. Notwithstanding the foregoing, the term “group account” does not include superomnibus accounts (but may include group accounts within the superomnibus account) established by broker-dealers or other financial intermediaries that represent the collective investments of all or substantially all their clients.

CMS Energy Sales Charge Waiver for Class A Shares. The Funds may waive the initial sales charge on purchases of Class A shares for employees of CMS Energy. The sales charge will only be waived if the CMS employee is participating in a Munder prototype Roth IRA plan by way of payroll deduction from CMS.

Investment Minimums. All initial Fund purchases are subject to the per Fund investment minimums stated in the Prospectuses. If an investment in Class A or Class C shares of a Fund falls below the applicable minimum, a $6 quarterly fee, to be paid by liquidating shares, may be charged to that account. If a contingent deferred sales charge (“CSDC”) applies on the shares liquidated to pay this fee, it will be included in the $6 charge; that is, only $6 worth of shares in your account will be redeemed during any quarter.

Retirement Plans. Shares of each of the Funds may be purchased in connection with various types of tax deferred retirement plans, including traditional and Roth individual retirement accounts (“IRAs”), SIMPLE IRAs, SEPs, SAR SEPs, qualified plans, non-qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans), simplified employee pension IRAs, Education Savings Accounts (“ESAs”), top-hat plans, and similar types of tax deferred retirement plans. An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. A $15.00 annual custodial fee is charged to all IRA, 403(b) and ESA accounts. This fee must be paid in December of each year and may be paid by check or by liquidating shares from the account. Any applicable CDSC will be waived on shares liquidated to pay to the fee.

Redemptions. The redemption price for Fund shares is the net asset value next determined after receipt of the redemption request in proper form. The redemption proceeds will be reduced by the amount of any applicable CDSC and/or short-term trading fee.

Redemption proceeds are normally paid in cash; however, a Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the particular Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

The Funds have authorized one or more financial service institutions to receive redemption orders on the Funds’ behalf. Certain of these financial services institutions are authorized to designate plan administrator intermediaries to receive redemption orders on behalf of the Funds. To the extent permitted by law, the Funds will be deemed to have received a redemption order when an authorized financial services institution or, if applicable, the financial services institution’s authorized designee, receives the order. Orders will be priced at the applicable Fund’s Net Asset Value next computed after they are received by an authorized financial services institution or its authorized designee.

Contingent Deferred Sales Charges. For Class A shares that were purchased without paying a sales charge as part of a $1 million investment, a CDSC will apply to redemptions made within one year of purchase if a sales commission was paid by the Funds at the time of the initial investment. Subject to any applicable waivers, a CDSC will also apply to redemptions of Class C shares within one year of purchase. In each case, the CDSC is based on the original net asset value at the time of investment or the net asset value at the time of redemption, whichever is lower. The Prospectuses describe the applicable CDSC schedules.

The holding period for Class A or Class C shares of a Fund acquired through an exchange will be calculated from the date that the initial purchase of Class A or Class C shares, as applicable, was made. For Class A shares of a Fund acquired through an exchange, the applicable CDSC amount will be based on the CDSC that applied to the Fund initially purchased and the holding period will be calculated from the date of such initial purchase.

Short-Term Trading Fees. If you redeem or exchange Class A, Class C, Class I or Class Y shares of the Funds within 30 days of purchase, you may be subject to a 2% short-term trading fee upon redemption or exchange based on net assets at the time of redemption or exchange. For purposes of calculating the redemption fee, shares purchased through the reinvestment of dividend or capital gains distributions paid by a Fund will be treated as redeemed first. Thereafter, shares will be redeemed on a first-in, first-out basis. If a CDSC also applies upon redemption or exchange, it will be assessed in addition to the 2% fee. For instance, if you redeem Class C shares within 30 days of purchase, you will be charged a total of 3% upon redemption; that is, a 1% CDSC, plus a 2% short-term trading fee.

The ability to assess a short-term trading fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems functionality applicable to these types of accounts. As a result, exemptions from the short-term trading fee may apply to these types of accounts. The Funds encourage all brokers, retirement plan administrators and fee-based program sponsors to develop the systems functionality necessary to support the assessment of short-term trading fees and to implement such systems when available.

Involuntary Redemptions. A Fund may involuntarily redeem any account if its value falls below the applicable minimum initial investment for the account, or $2,500, whichever is lower. A notice of redemption, sent by first-class mail to the investor’s address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to the required level. A Fund may also redeem an account involuntarily if it otherwise appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers, other tax-related certifications, or if the Fund is unable to verify the account holder’s identity. In each case, shares will be redeemed at the net asset value next calculated after the account is closed. Any applicable contingent deferred sales charge may be applied if a Fund redeems an account. In addition, an investor will not be entitled to recoup from the Funds any sales charges paid in connection with the purchase of Fund shares. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

Telephone Exchanges. The Funds reserve the right at any time to suspend or terminate the telephone exchange privilege or to impose a fee for this service. During periods of unusual economic or market changes, shareholders may experience difficulties or delays in effecting telephone exchanges. Neither the Funds nor the Transfer Agent will be responsible for any loss, damages, expense or cost arising out of any telephone exchanges effected upon instructions believed by them to be genuine. The Transfer Agent has instituted procedures that it believes are reasonably designed to insure that exchange instructions communicated by telephone are genuine. The procedures currently include a recorded verification of the shareholder’s name, account number and other identifying information, followed by the mailing of a statement confirming the transaction, which is sent to the address of record.

Other Purchase and Redemption Information. Each of the Funds reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed other than for customary weekend and holiday closings; (c) the SEC has by order permitted such suspension or postponement for the protection of the shareholders or (d) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable. Upon the occurrence of any of the foregoing conditions, each of the Funds may also suspend or postpone the recording of the transfer of its shares.

In addition, each of the Funds may compel the redemption of, reject any order for, or refuse to give effect on the Fund’s books to the transfer of, its shares where the relevant investor or investors have not furnished the Fund with valid, certified taxpayer identification numbers and such other tax-related certifications as the Fund may request. Each of the Funds may also redeem shares involuntarily if it otherwise appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers and other tax-related certifications.

Brokers or other financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of the Funds’ shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual broker or other financial intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in each Fund’s Prospectus and this SAI. An investor’s broker will provide the investor with specific information about any processing or service fees they will be charged.

NET ASSET VALUE

Equity securities, except for securities traded in the Nasdaq National Market or the Nasdaq SmallCap Market, are valued at the last sale price. If there are no sales of such securities on the date of valuation but closing bid and asked prices for such day are available, then such securities may be valued, subject to the approval by the Advisor’s Pricing Committee (the “Pricing Committee”), at the mean between the most recently quoted bid and asked prices. Equity securities traded in the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price (“NOCP”), unless the NOCP is not available, in which case the value will be the Consolidated Closing Price (“CCP”) reported by Nasdaq. The NOCP will be calculated at 4:00:02 p.m. (Eastern Time) on each business day as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, then the NOCP will be the last bid price (if higher) or the last ask price (if lower). Fixed income securities are valued at evaluated bid prices.

In the event a price for a security is not available through the means described above, the security may be valued using pricing services or broker-dealer quotations. Each of the Funds may employ pricing services selected by the Advisor, and approved by the Board, which may use generally accepted pricing methodologies. This may result in the securities being valued at a price different from the price that would have been determined had the pricing service not been used. If a pricing service cannot provide a valuation for the security, the security may be valued by using quotations from a broker-dealer selected by the Advisor.

Where no last sales price is available for a Depositary Receipt (defined to include an ADR, ADS, GDR, EDR or NYR) on the exchange or market where it is principally traded, the Depositary Receipt will be valued at the closing sales price of its underlying security on the security’s principal foreign exchange, multiplied by the relevant exchange rate and the conversion rate of the Depositary Receipt to one share of its underlying security. If a Depositary Receipt cannot be valued pursuant to the preceding sentence, then the Depositary Receipt will be valued, subject to the approval of the Pricing Committee, at the mean between the most recently quoted bid and asked prices of its underlying security on the valuation date, multiplied by the relevant exchange rate and the conversion rate of the Depositary Receipt to one share of its underlying security. If a Depositary Receipt cannot be valued pursuant to the preceding sentence, then the Depositary Receipt will be valued, subject to the approval of the Pricing Committee, as of the business day prior to the valuation date using the methods described above.

Securities which are principally traded outside of the U.S. are valued at the closing price or last quoted sales price on the security’s principal exchange, except for less actively-traded securities trading on the London Stock Exchange, generally referred to as “Non-SETS.” These securities are valued at the mid-price between the bid and ask prices. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. (Eastern Time).

The Board has adopted special procedures for valuing securities held by the Funds that are traded principally on an overseas market or exchange (“Foreign Security”). On each day on which the net asset value of a Fund is calculated, if the change in the value of the U.S. equity markets (as represented by the S&P 500® Index or another appropriate benchmark) exceeds a specific threshold, each Foreign Security held by the Fund will be fair valued by using a value determined by an independent pricing agent (based upon changes in the values of certain markets, indices and/or securities) rather than using the last closing price of such Foreign Security on its principal overseas market or exchange. Each of the fair value determinations made by the independent pricing agent is subject to adjustment by the Pricing Committee. The specific threshold for fair valuing Foreign Securities may be revised, from time to time, by the Board as it deems appropriate and necessary. In addition, the Pricing Committee will regularly monitor and review the valuations provided by the pricing agent and will periodically report to the Board on the pricing agent’s performance.

All cash, receivables and current payables are carried on each Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board.

If reliable current market values are not readily available for a security, such security will be valued at fair value by the Pricing Committee. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), or trading for a security is restricted or halted. In addition, a foreign security will be valued by the Pricing Committee if an event has occurred after the relevant foreign market has closed, but prior to the calculation of the relevant Fund’s net asset value that is likely to materially affect the value of such security (i.e., a “significant event”). Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters, and armed conflicts.

The Pricing Committee, which is made up of the Advisor’s officers and employees as designated from time to time by management of the Advisor, values such securities using pricing procedures that have been approved by the Board in order to determine the security’s fair value. The procedures require the Pricing Committee to meet when a security’s market price is not readily available. In order to guard against any conflict of interest with respect to pricing determinations, members of an affected Fund’s portfolio management team will not serve on the Pricing Committee in a voting capacity with respect to any pricing determination for that Fund. The Pricing Committee provides a forum for considering time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values and other events that may have a potentially material impact on security values. The Pricing Committee will review all the valuation methodologies used by it and will take any actions necessary to ensure that appropriate procedures and internal controls are in place to address valuation issues. Generally, two voting members of the Pricing Committee are required to approve a valuation determination or procedural change. However, due to the unexpected nature of many day-to-day pricing matters and the limited amount of time available to make a pricing determination, a single member of the Pricing Committee may act on behalf of the full Committee when the other members are not readily available to participate in the determination before the applicable deadline. Minutes of all Pricing Committee meetings are reviewed by the Advisor and provided to the Board at its next regularly scheduled Board meeting. The Pricing Committee, in its discretion, may request the Board’s input on any particular issue.

PERFORMANCE INFORMATION

From time to time, quotations of a Fund’s performance may be included in advertisements, sales literature, or reports to shareholders or prospective investors. These performance figures are calculated in the following manner:

Average Annual Total Returns. “Average annual total return” figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)n=ERV

Where:

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return.
n	=	number of years.
ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, assuming reinvestment of all dividends and distributions.

Average Annual Total Return After Taxes on Distributions. “Average annual total return after taxes on distributions” figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)n=ATVD

Where:

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions).
n	=	number of years.
ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods after taxes on fund distributions but not after taxes on redemption.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Return After Taxes on Distributions and Redemptions. “Average annual total return after taxes on distributions and redemptions” figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)n=ATVDR

Where:

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions and redemptions).
n	=	number of years.
ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemption.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Non-Standardized Performance - Aggregate Total Return. If the Funds advertise their “aggregate total return” they will compute such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

ERV-1
Aggregate Total Return =	P

The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable “ERV” in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period. The Funds’ average annual total return and load adjusted aggregate total return quotations for Class A shares will reflect the deduction of the maximum sales charge charged in connection with the purchase of such shares – currently 5.50% of the per share offering price for Class A shares of the Funds; provided that the Funds may also advertise total return data without reflecting any applicable CDSC sales charge imposed on the purchase of Class A shares in accordance with the views of the SEC. Quotations that do not reflect the sales charge will, of course, be higher than quotations which do.

Additional Information. The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of a Fund for any period in the future. The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

From time to time, in advertisements or in reports to shareholders, a Fund’s yields or total returns may be quoted and compared to those of other mutual funds with similar investment objectives or compared to stock or other relevant indices. In addition, the tax-equivalent yield (and hypothetical examples illustrating the effect of tax-equivalent yields) of a Fund may be quoted in advertisements or reports to shareholders. Hypothetical examples showing the difference between a taxable and a tax-free investment may also be provided to shareholders.

TAXES

The following summarizes certain additional Federal and state income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds’ Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning. This discussion is based upon present provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the Federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

General. Each Fund intends to elect and qualify annually to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, each Fund generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to its shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (“Distribution Requirement”) and satisfies certain other requirements of the Internal Revenue Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, net income from certain publicly traded partnerships, or from other income derived with respect to its business of investing in such stock, securities, or currencies (“Income Requirement”).

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trade or business, or in certain publicly traded partnerships.

Distributions of net investment income received by a Fund from investments in debt securities and any net realized short-term capital gains distributed by a Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends-received deduction for corporations.

Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss (“net capital gain”) for each taxable year. Such gain is designated and distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her Fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. Each of the Funds expects that capital gain dividends will be taxable to shareholders as long-term gain. Capital gain dividends are not eligible for the dividends-received deduction for corporations.

In the case of corporate shareholders, distributions of a Fund for any taxable year generally qualify for the dividends-received deduction to the extent of the gross amount of “qualifying dividends” received by such Fund for the year and if certain holding period requirements are met. Generally, a dividend will be treated as a “qualifying dividend” if it has been received from a domestic corporation.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Further, because many companies in which Funds invest do not pay significant dividends on their stock, certain Funds may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends. The rate reductions for long-term capital gains and qualified dividend income are currently scheduled to expire after 2010 in the absence of further Congressional action.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends-received deduction in the case of corporate shareholders to the extent of the Fund’s current and accumulated earnings and profits.

Shareholders will be advised annually as to the Federal income tax consequences of distributions made by each of the Funds each year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Internal Revenue Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed or taxed to the Fund during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in each such month and a payment date during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are made. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Each of the Funds will be required in certain cases to withhold and remit to the United States Treasury at the current rate of 28% of taxable distributions, including gross proceeds realized upon sale or other dispositions paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

Disposition of Shares. Upon the redemption or sale of shares of a Fund, a shareholder generally may realize a capital gain or loss depending upon his or her basis in the shares. Any such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, generally, depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares and treated as long-term capital gains. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires the shares of the same or another fund and the otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of regulated investment company shares. The term “reinvestment right” means any right to acquire shares of one or more funds without the payment of a sales charge or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund shares.

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

Foreign Securities. Income received by the Funds from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds’ shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of the value of the Fund’s assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders would generally be entitled to credit their portions of this amount against their U.S. tax due, if any, or to deduct such portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder’s gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes may also not be deducted by individuals for purposes of computing any alternative minimum tax.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to certain other limitations, including the restriction that the credit may not exceed the shareholder’s United States tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. The Fund’s gains and losses from the sale of securities will generally be treated as derived from United States sources and certain foreign currency gains and losses likewise will be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source

“passive income”, such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, both the Fund and a shareholder must satisfy minimum holding period requirements with respect to foreign taxes on dividends. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund.

Taxation of Certain Financial Instruments. Special rules govern the Federal income tax treatment of financial instruments that may be held by some of the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement, on the income or gain qualifying under the Income Requirement, all described above.

Original Issue Discount. The Funds may purchase debt securities with original issue discount. Original issue discount represents the difference between the original price of the debt instrument and the stated redemption price at maturity. Original issue discount is required to be accreted on a daily basis and is considered interest income for tax purposes and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Market Discount. The Funds may purchase debt securities at a discount in excess of the original issue discount to the stated redemption price maturity (for debt securities without original issue discount), and this discount is called market discount. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period.

Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by Internal Revenue Code Section 1234. Pursuant to Internal Revenue Code Section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Any regulated futures and foreign currency contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked to market” (that is, treated as sold at fair market value), with the result that unrealized gains or losses are treated as though they were realized.

Generally, hedging transactions, if any, undertaken by a Fund may result in “straddles” for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Each of the Funds may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, and may defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be more than or less than the distributions of a fund that did not engage in such hedging transactions.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend,” to instead be taxed at the rate of tax applicable to ordinary income.

The diversification requirements applicable to a Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures or forward contracts.

Constructive Sales. IRS rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.

Currency Fluctuations - “Section 988” Gains or Losses. Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures, and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies. Certain Funds may invest in shares of foreign corporations that may be classified under the Internal Revenue Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets, or 75% or more of its gross income is passive income. If a Fund receives a so-called “excess distribution” with respect to PFIC shares, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. Each Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Each of the Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

State, Local and Foreign Taxes. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. In many states, Fund distributions which are derived from interest on certain U.S. government obligations are exempt from taxation.

Foreign Shareholders. The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. The foregoing discussion relates only to U.S. Federal income tax law and certain state taxes as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of a Fund, including the likelihood that distributions to them would be subject to withholding of U.S. Federal income tax at a rate of 30% (or at a lower rate under a tax treaty). Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

Under recently enacted legislation, a Fund may be able to designate certain distributions as being derived from net interest income or net short-term capital gains and such designated distributions would generally not be subject to U.S. tax withholding. The new provision would apply with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008. It should also be noted that the provision does not eliminate all withholding on distributions by a registered investment company to foreign investors. Distributions that are derived from dividends on corporate stock or from ordinary income other than interest would still be subject to withholding. As an example, foreign currency gains and ordinary income from swaps or investments in PFICs would still be subject to withholding when distributed to foreign investors. Further, a Fund may elect to not make any designations of any net interest income or net short-term capital gains, which would generally result in withholding on the full amount of distributions paid to foreign shareholders from such sources.

Other Taxation. Distributions by a Fund and dispositions of Fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. Federal income tax treatment.

Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders should consult their tax advisers with respect to the particular tax consequences to them of an investment in a Fund and particular questions of U.S. Federal, state and local taxation.

ADDITIONAL INFORMATION CONCERNING SHARES

MST is a Delaware statutory trust. Under MST’s Declaration of Trust, the beneficial interest in MST may be divided into an unlimited number of full and fractional transferable shares. MST’s Declaration of Trust authorizes the Board to classify or reclassify any authorized but unissued shares of MST into one or more additional portfolios (or classes of shares within a portfolio) by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

Pursuant to such authority, MST’s Board has authorized the issuance of an unlimited number of shares of beneficial interest in MST, representing interests in the Funds, as well as other series not discussed in this SAI. The shares of each Fund are offered in four separate classes: Class A, Class C, Class I and Class Y shares.

The Board has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (“Multi-Class Plan”) on behalf of each Fund. The Multi-Class Plan provides that each class of shares of any Fund is identical, except for one or more expense variables, certain related rights, exchange privileges, class designation and sales loads assessed due to differing distribution methods.

In the event of a liquidation or dissolution of MST or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund,

and a proportionate distribution, based upon the relative net asset values of the Fund and MST’s other series, of any general assets not belonging to any particular Fund which are available for distribution. Upon liquidation, shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved based on the number of shares of the Fund that are held by each shareholder.

Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Class A shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class A shares and only Class C shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class C shares, Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by MST will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as MST, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless (i) it is clear that the interests of each Fund in the matter are substantially identical to the other Funds or (ii) that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of MST voting together in the aggregate without regard to a particular Fund.

Shares of MST have non-cumulative voting rights and, accordingly, the holders of more than 50% of MST’s outstanding shares (irrespective of class) may elect all of its trustees or directors, as applicable. Shares of the Funds have no subscription or preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable Prospectus and SAI, shares will be fully paid and non-assessable by each of MST.

Shareholder meetings to elect Trustees will not be held unless and until such time as required by law. At that time, the Trustees then in office will call a shareholders’ meeting to elect Trustees. Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Meetings of the shareholders of MST shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

MST’s Declaration of Trust, as amended, authorizes the Board, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a series or a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series or class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more series or classes of shares into money and, in connection therewith, to cause all outstanding shares of such series or class to be redeemed at their net asset value; or (iii) combine the assets belonging to a series or class of shares with the assets belonging to one or more other series or classes of shares if the Board reasonably determines that such combination will not have a material adverse effect on the shareholders of any series or class participating in such combination and, in connection therewith, to cause all outstanding shares of any such series or class to be redeemed or converted into shares of another series or class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. MST’s Board may authorize the termination of any series class of shares after the assets belonging to such series or class have been distributed to its shareholders.

Notwithstanding any provision of law requiring a greater vote of MST’s shares (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2) or by MST’s Declaration of Trust, MST may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding shares of beneficial interest of the Funds and MST’s other funds, if any (voting together without regard to class). In any vote submitted to shareholders of the Funds, each whole share held by a shareholder will be entitled to one vote for each share as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

OTHER INFORMATION

Legal Counsel. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Funds. The law firm of Morgan, Lewis & Bockius, 1800 M Street, NW, Washington, DC 20006, serves as counsel to the Non-Interested Trustees.

Independent Registered Public Accounting Firm. Ernst & Young LLP, serves as the independent registered public accounting firm of the Funds.

Control Persons and Principal Holders of Securities. The Funds had not yet commenced operation as of the date of this prospectus. Therefore, no shares are outstanding as of that date.

Shareholder Approvals. As used in this SAI and in the Prospectuses, a “majority of the outstanding shares” of a Fund means the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

REGISTRATION STATEMENT

This SAI and the Funds’ Prospectuses do not contain all the information included in the Funds’ registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, DC. Text-only versions of fund documents can be viewed online or downloaded from the SEC’s website at http://www.sec.gov.

Statements contained herein and in the Funds’ Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Funds’ registration statement, each such statement being qualified in all respects by such reference.

ANNUAL FUND OPERATING EXPENSES

Unless otherwise noted, a Fund’s expense ratio, identified as “Annual Fund Operating Expenses” in the Prospectus expense tables, reflects that Fund’s estimated operating expenses for the current fiscal year as a percentage of the Fund’s average net assets for the year. Because the percentage is based on a

Fund’s “average” net assets over a period of one year (which has been estimated in the Prospectus since the Funds have no historical information as of the date of this SAI), it does not identify what the expense ratio would be at asset levels that differ from the estimated average. The estimated average may not accurately reflect the actual average net assets of the Fund. Asset levels that are substantially higher or lower than the estimated average may result in substantially lower or higher expense ratios. If a Fund has a sizable percentage of non-asset-based fees, and experiences a significant asset decline during a fiscal year, the Fund may have substantially increased expense ratios in its following fiscal year absent a significant increase in assets or reduction in non-asset-based fees. Depending on the circumstances, a Fund may not be able to proportionately reduce non-asset-based fees should assets decrease. Examples of non-asset-based fees include transfer agency (for certain of the Trust’s other series), sub-accounting, and sub-transfer agency, printing, custody (out-of-pocket), audit and legal fees.

FINANCIAL STATEMENTS

There is no financial information for either Fund since the Funds had not yet commenced operations prior to the date of this SAI.

APPENDIX A

Rated Investments

Corporate Bonds

From Moody’s Investors Services, Inc. (“Moody’s”) description of its bond ratings:

“Aaa”: Bonds which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”: Bonds which are rated “Aa” are judged to be of high- quality by all standards. Together with the “Aaa” group they comprise what are generally known as “high-grade” bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in “Aaa” securities.

“A”: Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

“Baa”: Bonds which are rated “Baa” are considered as medium -grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba”: Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well -assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B”: Bonds which are rated “B” generally lack characteristics of the desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa”: Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from “Aa” through “Caa”. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

From Standard & Poor’s Corporation (“S&P”) description of its bond ratings:

“AAA”: An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”: An obligation rated “AA” differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher -rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B” and “CCC”: Obligations rated “BB,” “B” and “CCC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CCC” the higher. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”: An obligation rated “B” is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”: An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

From Fitch Ratings, Inc. (“Fitch”) description of its bond ratings:

“AAA”: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”: Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”: High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB”: Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment -grade category.

“BB”: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as a result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B”: Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C”: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

Commercial Paper

The following Moody’s designations indicate the relative repayment ability of rated issuers:

“Prime-1” or “P-1”: Issuers rated “Prime-1” (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” or “P-2”: Issuers rated “Prime-2” (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of “Prime-1” rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days.

“A-1”: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

“A-2”: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A Fitch short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

“F1”: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.